Exhibit 16

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


Jack D. Henderson, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ Jack D. Henderson
--------------------------------
Jack D. Henderson

Date:  September  13, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


McNeil S. Fiske, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all as and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ McNeil S. Fiske
--------------------------------
McNeil S. Fiske

Date:  September  13, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


James B O'Boyle, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ James B. O'Boyle
--------------------------------
James B. O'Boyle

Date:  September  14, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


Robert L. Stamp, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ Robert L. Stamp
--------------------------------
Robert L. Stamp

Date:  September  13, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


Lyman Seely, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ Lyman Seely
--------------------------------
Lyman Seely

Date:  September  15, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


Kenneth V. Penland, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ Kenneth V. Penland
--------------------------------
Kenneth V. Penland

Date:  September 13, 2004

                                 WESTCORE TRUST

                                POWER OF ATTORNEY


Jasper Frontz, whose signature appears below, does hereby constitute and appoint Jeffrey D. Adams, Jasper Frontz, Jeremy O. May, and Erin Douglas, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Westcore Trust, a Massachusetts business trust (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, ("Acts") and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


/s/ Jasper Frontz
--------------------------------
Jasper Frontz

Date:  September 13, 2004